SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) February 25, 1999


                       SOUTHWESTERN PUBLIC SERVICE COMPANY
                    ----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                                   New Mexico
                              --------------------
                          (State or Other Jurisdiction
                                of Incorporation)


               1-3789                                  75-0575400
          ----------------                          -----------------
        (Commission File No.)                         (IRS Employer
                                                   Identification No.)


      Tyler at Sixth, Amarillo, Texas                     79101
      ---------------------------------------------------------------------
      (Address of Principal Executive Offices)         (Zip Code)


        Registrant's telephone number, including area code(303) 571-7511

Item 5.  OTHER EVENTS

Reference is made to the exhibits filed in Item 7.FINANCIAL STATEMENTS AND EXHIBITS.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

           Exhibit A. Consent of Arthur Andersen LLP
           Exhibit B. Letter on unaudited financial information of Arthur
                      Andersen LLP

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         SOUTHWESTERN PUBLIC SERVICE COMPANY


                                             /s/Brian P. Jackson
                                          -----------------------------
                                              Brian P. Jackson
                                          Senior vice President, Finance and
                                           Administrative Services
                                          Chief Financial Officer and Treasurer


Dated:   February 25, 1999

                                                                      EXHIBIT A

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in the Prospectus Supplement covering $100,000,000 of unsecured securities of our report dated February 23, 1999, included in the Southwestern Public Service Company Form 8-K, dated February 23, 1999, our report dated February 13, 1998, included in the Southwestern Public Service Company Form 10-K (included in the New Century Energies, Inc. combined Form 10-K) as of December 31, 1997 and for the year then ended, and to all references to our Firm included in the Prospectus Supplement.


                                                         ARTHUR ANDERSEN LLP

Denver, Colorado
February 25, 1999

                                                                      EXHIBIT B

                    LETTER ON UNAUDITED FINANCIAL INFORMATION


February 25, 1999

Southwestern Public Service Company:

We are aware that Southwestern Public Service Company has incorporated by reference, in the Prospectus Supplement covering $100,000,000 of unsecured securities, its Form 10-Q's for the quarters ended March 31, 1998, June 30, 1998 and September 30, 1998, which include our reports dated May 14, 1998, August 10, 1998 and November 5, 1998, respectively, covering the unaudited condensed financial statements contained therein. Pursuant to Regulation C of the Securities Act of 1933, those reports are not considered a part of the Prospectus Supplement prepared or certified by our Firm or reports prepared or certified by our Firm within the meaning of Sections 7 and 11 of the Act.


                                                         ARTHUR ANDERSEN LLP